ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                    Investors
                                      Trust

                               DECEMBER 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                        --------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                          TRANSFER AGENT AND REGISTRAR
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                   LISTED NEW YORK STOCK EXCHANGE SYMBOL: JHI
                           FOR SHAREHOLDER ASSISTANCE
                                REFER TO PAGE 26

                        --------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

   Nineteen ninety-eight was a year that gave even veteran financial market investors pause -- and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds -- considered a safer alternative to stocks -- went on a roller coaster ride.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   One lesson came through loud and clear this year: sticking out the tough times paid off. After reaching new highs in mid-July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. This year, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The result for the year: an average 14.52% return, as calculated by Lipper Analytical Services, Inc.

   Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during this summer of discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

   As we begin 1999, volatility remains on many investors' minds. But at this time of year, many investors' thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments -- in an effort to maximize investment returns.

   We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share. Sincerely,


/s/ Edward J. Boudreau Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                                 Investors Trust

         Markets gyrated wildly, but Fund still posted respectable gains

Over the course of 1998, stock and bond markets worldwide experienced firsthand the power of the people. The Fund's fiscal year began last January on the heels of Asia's currency debacle, which served to put investors on edge for the remainder of the period and in the driver's seat when it came to global market performance. With each new wave of political unrest and financial upheaval, investors sent stock and bond prices reeling. This proved to be most frustrating for many money managers, as the underlying fundamentals of the U.S. economy and corporate America were strong.

   Some of the year's more notable catalysts of investor concern included the rioting in Indonesia, Japan's ongoing banking crisis, Brazil's deepening fiscal woes and the once-unthinkable default of a nation --Russia--on its sovereign debt. The widely publicized bailout of several large, highly leveraged hedge funds served to further heighten the panic. By the final quarter of 1998, however, relative stability seemed to have returned to the markets. Investors responded favorably to the Federal Reserve Board's three successive interest rate cuts, reassured once again that the Fed was committed to maintaining liquidity in the global marketplace.

   Throughout the turbulent year, we held steady in our pursuit of high monthly income in a prudent manner, balancing defensive strategies with timely maneuvers among fixed-income sectors. Our efforts proved fruitful. For the 12 months ended December 31, 1998, John Hancock Investors Trust produced a total return of 7.67% at net asset value. This compared with the 7.47% return of the average open-end corporate debt A-rated fund, according to Lipper Analytical Services, Inc.

"...we held steady in our pursuit of high monthly income..."

--------------------------------------------------------------------------------
[A 3 1/2" x 2" photo at bottom right side of page of John Hancock Investors Trust. Caption below reads "Fund management team members (l-r): "Ben Matthews, Lee Crockett, Jim Ho, Tony Goodchild and Beverly Cleathero."]
--------------------------------------------------------------------------------

Fund management team members (l - r): Ben Matthews, Lee Crockett, Jim Ho, Tony Goodchild and Beverly Cleathero

================================================================================

                      John Hancock Funds - Investors Trust

"...we became more defensive..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Government & Agencies 30%, the second is Banks & Financials 23%, the third Utilities 12%, the fourth Media 6% and the fifth Transportation 6%. A note below the table reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

U.S. Treasury market was king

One major beneficiary of the year's volatility was the U.S. Treasury market. Long regarded by investors worldwide as the safest investment haven, government-guaranteed U.S. Treasury securities experienced an impressive rally as investors became increasingly risk-averse. The yield on the bellwether 30-year bond ended the period at 5.09% -- the lowest it has been in roughly three decades. High-quality corporate bonds, high-yield debt and emerging-market issues experienced severe routs during the summer months as investors stampeded out of these markets on fears of a global recession and slowing U.S. economy. Emerging-market bonds suffered the brunt of the volatility, while high-yield and investment-grade corporate bond prices retreated to levels last experienced in the 1989-90 recession. The supply of new corporate issues ground to a halt and demand for existing bonds vanished, creating an illiquid environment. Other sectors that also came under pressure included mortgage-backed and asset-backed securities.

Strategies that worked

The Fund entered fiscal 1998 with a duration stance that was relatively neutral compared to its benchmark, the Lehman Brothers Government/Corporate Bond Index. We kept it that way throughout the period. Duration is a measure of a fund's sensitivity to interest rate fluctuations. The longer the duration, the more dramatic the price swings when interest rates change. We achieved this by "bulleting," or clustering, the Fund's assets in intermediate-term government securities in the middle part of the yield curve. This type of structure historically works well when the difference between short- and long-term Treasury securities widens, an occurrence known as a steepening yield curve. Throughout the first half of the year, however, this approach may have seemed a bit premature as the yield curve continued to flatten. But we held steady, confident that our positioning would be rewarded, and, indeed, it was. As the summer progressed, concerns arose about corporate profitability and the extent of the economic fallout from international turmoil. The market then began to anticipate intervention by the Fed via interest rate cuts and the yield curve steepened a bit.

   Shortly into the fiscal period, we became more defensive in managing the Fund. We upgraded our credit exposure within the corporate sector and stayed away from cyclical issues such as paper, steel, oil, gas and capital goods. We also steered clear of most emerging-market debt.

   Early in the summer months, we cut back the Fund's exposure to high-yield and investment-grade corporate bonds, redeploying assets into Treasury securities. The Fund's timely increase in

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Niagara Mohawk Power Corp. followed by an up arrow with the phrase "Restructuring story; credit upgrade potential." The second listing is Tenet Healthcare followed by an up arrow with the phrase "Solid fundamentals." The third listing is CE Casecnan Water & Energy followed by a down arrow with the phrase "Hurt by emerging-market rout." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

See "Schedule of Investments." Investment holdings are subject to change.

================================================================================

                      John Hancock Funds - Investors Trust


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 7.67% Total return for John Hancock Investors Trust. The second bar represents the 7.47% total return for Average open-end corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock Investors Trust is at net asset value with all distributions reinvested. The average open-end corporate debt A-rated fund is tracked by Lipper Analytical Services, Inc.]
--------------------------------------------------------------------------------

these issues helped the portfolio weather one of the most difficult periods for fixed-income securities in a long time, when valuations in the corporate arena became historically attractive. By mid-fall, markets calmed down and liquidity had begun to return, so bonds began to recover some lost ground. Higher-quality companies were able to bring new issues to the market at extraordinarily cheap prices. We started to trim back the Fund's Treasury exposure and take advantage of the opportunity to add several high-grade names to the Fund, including Associates Corp. of North America, IBM, Merrill Lynch Mortgage Investors and Seagram & Sons. We continued to do so, quite aggressively, through December.

   Throughout the period, we favored industries that either exhibit strong growth characteristics for any environment, such as telecommunications and media, or those that enjoy steady demand through all market cycles, such as utilities and health care. Several holdings that are positioned to perform well include Tenet Healthcare, Niagara Mohawk Power Corp., Time Warner and News America Holdings.

   As the year progressed, we also chose to increase the Fund's mortgage-backed and asset-backed allocations. This, however, proved to hinder, rather than help, the portfolio's performance as these securities experienced downward pressure along with corporate issues in the summer and fall. The portfolio continues to hold these securities going into fiscal 1999 because their yield levels are attractive and we believe they remain worthwhile to own.

What we see ahead

As we enter fiscal 1999, we are cautiously optimistic about the prospects for corporate issues. All of the fundamental factors that tend to contribute to solid performance are still in place: inflation is dormant, interest rates are low, the economy is healthy and corporate profitability is still solid. We are, however, on our guard about the international situation, monitoring events closely to determine if there are any signs pointing toward further worldwide economic slowing. We are selectively looking at opportunities to shorten the Fund's duration slightly, aware of the possibility that further volatility may exist. We are confident the Fund is well positioned for any surprises that may lie ahead.

"We are, however,on our guard about the international situation..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1998. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Publicly traded bonds and direct placement
     security (cost - $155,060,936) .........................      $162,957,895
   Preferred stocks and warrants (cost - $1,254,779) ........         1,237,812
   Joint repurchase agreement (cost - $802,000) .............           802,000
   Corporate savings account ................................               854
                                                                  -------------
                                                                    164,998,561
  Receivable for investments sold ...........................         3,119,946
  Interest receivable .......................................         2,698,486
  Dividend receivable .......................................            14,409
  Other assets ..............................................             9,897
                                                                  -------------
                    Total Assets ............................       170,841,299
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased .........................           975,872
  Payable for futures variation margin - Note A .............               125
  Payable to John Hancock Advisers, Inc. ....................
   and affiliates - Note B ..................................           274,264
  Accounts payable and accrued expenses .....................            95,563
                                                                  -------------
                    Total Liabilities .......................         1,345,824
                    -----------------------------------------------------------
Net Assets:
   Capital paid-in ..........................................       162,581,679
   Accumulated net realized loss on investments
     and financial futures contracts ........................        (1,017,463)
   Net unrealized appreciation of investments and
     financial futures contracts ............................         7,881,324
   Undistributed net investment income ......................            49,935
                                                                  -------------
                    Net Assets ..............................      $169,495,475
                    ===========================================================

Net Asset Value Per Share:
  (Based on 7,782,963 shares of beneficial
   interest outstanding - 20 million shares
   authorized with no par value) ............................            $21.78
   ============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
  Interest ..................................................       $12,981,321
  Dividends .................................................           130,134
                                                                   ------------
                                                                     13,111,455
                                                                   ------------
  Expenses:
   Investment management fee - Note B .......................         1,047,718
   Transfer agent fee - Note B ..............................           118,474
   Custodian fee ............................................            74,761
   Printing .................................................            47,780
   Auditing fee .............................................            34,346
   Financial services fee - Note B ..........................            27,165
   New York Stock Exchange fee ..............................            16,507
   Trustees' fees ...........................................            10,408
   Miscellaneous ............................................             7,804
   Legal fees ...............................................             1,307
                                                                   ------------
                    Total Expenses ..........................         1,386,270
                    -----------------------------------------------------------
                    Net Investment Income ...................        11,725,185
                    -----------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
  Net realized gain on investments sold .....................            10,225
  Net realized gain on financial futures contracts ..........             9,687
  Change in net unrealized appreciation/depreciation
   of investments ...........................................           632,986
  Change in net unrealized appreciation/depreciation
   of financial futures contracts ...........................            (1,500)
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Financial Futures Contracts .............           651,398
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............       $12,376,583
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                        YEAR ENDED DECEMBER 31,
                                                                                                    ------------------------------
                                                                                                        1997             1998
                                                                                                    -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ........................................................................     $12,239,004      $11,725,185
   Net realized gain on investments sold and financial futures contracts ........................         550,081           19,912
   Change in net unrealized appreciation/depreciation of investments and financial
     futures contracts ..........................................................................       3,078,641          631,486
                                                                                                    -------------    -------------
     Net Increase in Net Assets Resulting from Operations .......................................      15,867,726       12,376,583
                                                                                                    -------------    -------------
Distributions to Shareholders:
   Dividends from net investment income ($1.5900 and $1.5150 per share, respectively) ...........     (12,196,800)     (11,728,676)
                                                                                                    -------------    -------------
From Fund Share Transactions - Net: *
   Market value of shares issued in reinvestment of distributions ...............................       1,164,073        1,789,588
                                                                                                    -------------    -------------
Net Assets:
   Beginning of period ..........................................................................     162,222,981      167,057,980
                                                                                                    -------------    -------------
   End of period (including undistributed net investment income
     of $53,322  and $49,935, respectively) .....................................................    $167,057,980     $169,495,475
                                                                                                    =============    =============
* Analysis of Fund Share Transactions:
   Shares outstanding, beginning of period ......................................................       7,642,129        7,699,521
   Shares issued to shareholders in reinvestment of distributions ...............................          57,392           83,442
                                                                                                    -------------    -------------
   Shares outstanding, end of period ............................................................       7,699,521        7,782,963
                                                                                                    =============    =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment in the Fund. The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                 1994          1995          1996          1997          1998
                                                              ---------     ---------     ---------     ---------     ---------
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...................      $22.15        $19.78        $21.95        $21.23        $21.70
                                                              ---------     ---------     ---------     ---------     ---------
   Net Investment Income ..................................        1.68          1.68          1.63          1.59          1.52
   Net Realized and Unrealized Gain (Loss)
     on Investments and Financial Futures Contracts .......       (2.34)         2.17         (0.72)         0.47          0.08
                                                              ---------     ---------     ---------     ---------     ---------
     Total from Investment Operations .....................       (0.66)         3.85          0.91          2.06          1.60
                                                              ---------     ---------     ---------     ---------     ---------
   Less Distributions:
   Dividends from Net Investment Income ...................       (1.68)        (1.68)        (1.63)        (1.59)        (1.52)
   Distributions from Net Realized Gain on Investments Sold
     and Financial Futures Contracts ......................       (0.03)           --            --            --            --
                                                              ---------     ---------     ---------     ---------     ---------
     Total Distributions ..................................       (1.71)        (1.68)        (1.63)        (1.59)        (1.52)
                                                              ---------     ---------     ---------     ---------     ---------
   Net Asset Value, End of Period .........................      $19.78        $21.95        $21.23        $21.70        $21.78
                                                              =========     =========     =========     =========     =========
   Per Share Market Value, End of Period ..................     $17.875       $20.500       $19.500       $22.063       $21.938
   Total Investment Return at Market Value(1) .............      (12.92%)       24.33%         3.13%        22.12%         6.66%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...............    $147,916      $165,974      $162,223      $167,058      $169,495
   Ratio of Expenses to Average Net Assets ................        0.88%         0.85%         0.85%         0.84%         0.82%
   Ratio of Net Investment Income to Average Net Assets ...        8.11%         7.93%         7.65%         7.44%         6.92%
   Portfolio Turnover Rate ................................          82%          102%          118%          141%          239%

   (1) Assumes dividend reinvestment.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Investors Trust on December 31, 1998. It's divided into three main categories: publicly traded bonds and direct placement security, preferred stocks and warrants, and short-term investments. The securities are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                          PAR VALUE
                                                                   INTEREST    CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                  RATE      RATING*     OMITTED)      VALUE
-------------------                                                --------    ------     ---------     ------
PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITY
Aerospace (0.41%)
  Jet Equipment Trust,
   Equipment Trust Cert Ser 95B2 08-15-14 (R) ...................   10.910%      BBB-       $550        $686,565
                                                                                                     -----------
Automobile/Trucks (0.69%)
   Chrysler Financial Co. LLC,
    Medium Term Note Ser S 11-15-01 .............................    5.690       A+          495         497,327
  ERAC USA Finance Co.,
   Note 02-15-05 (R) ............................................    6.625       BBB         690         672,750
                                                                                                     -----------
                                                                                                       1,170,077
                                                                                                     -----------
Banks (10.50%)
   Abbey National First Capital, B.V.,
   Sub Note (United Kingdom) 10-15-04 (Y) .......................    8.200       AA-       1,000       1,121,900
  African Development Bank,
   Sub Note (SupraNational) 12-15-03 (Y) ........................    9.750       AA-       1,000       1,185,720
  Banc One Corp.,
   Sub Deb 10-15-26 .............................................    7.625       A           490         560,937
  Bank of New York,
   Cap Security 12-01-26 (R) ....................................    7.780       A-          570         621,009
  Barclays North American Capital Corp.,
   Gtd Cap Note 05-15-21 ........................................    9.750       AA-         900       1,014,957
  International Bank For Reconstruction and Development,
   30 Yr Bond (SupraNational) 10-15-16 (Y) ......................    8.625       Aaa       3,800       4,943,990
  National Westminster Bank PLC - New York Branch,
   Sub Note 05-01-01 ............................................    9.450       AA-       1,200       1,306,380
  NationsBank Corp.,
   Sub Note 02-15-08 ............................................    6.375       A           460         477,600
  NB Capital Trust IV,
   Gtd Cap Security 04-15-27 ....................................    8.250       A-          320         356,931
  Scotland International Finance No. 2 B.V.,
   Gtd Sub Note (United Kingdom) 01-27-04 (R) (Y) ...............    8.800       A         2,000       2,275,320
   Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y) ...............    8.850       A+          750         887,400
  Security Pacific Corp.,
     Medium Term Sub Note 05-09-01 ..............................   10.360       A         1,750       1,941,747
     Sub Note 11-15-00 ..........................................   11.500       A         1,000       1,106,720
                                                                                                      -----------
                                                                                                      17,800,611
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                          PAR VALUE
                                                                   INTEREST    CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                  RATE      RATING*     OMITTED)      VALUE
-------------------                                                --------    ------     ---------     ------
Beverages (0.29%)
  Seagram (Joseph E.) & Sons, Inc.,
   Sr Deb 12-15-28 ..............................................    7.600%      BBB-       $495        $499,950
                                                                                                     -----------
Chemicals (0.48%)
  Akzo Nobel, Inc.,
   Note 11-15-03 (R) ............................................    6.000       A           310         311,519
  Monsanto Co.,
   Deb 12-01-28 (R) .............................................    6.600       A           495         496,238
                                                                                                     -----------
                                                                                                         807,757
                                                                                                     -----------
Computers (0.83%)
  International Business Machines Corp.,
   Deb 01-15-28 .................................................    6.500       A+          660         692,729
  PSINet, Inc.,
   Sr Note 11-01-08 (R) .........................................   11.500       B-          345         359,662
  Verio, Inc.,
   Sr Note 12-01-08 (R) .........................................   11.250       B-          355         358,550
                                                                                                     -----------
                                                                                                       1,410,941
                                                                                                     -----------
Cosmetics & Personal Care (0.70%)
  Johnson & Johnson,
   Deb 11-15-23 .................................................    6.730       AAA         750         828,262
  Revlon Consumer Products Corp.,
   Sr Note 11-01-06 (R) .........................................    9.000       B           370         366,300
                                                                                                     -----------
                                                                                                       1,194,562
                                                                                                     -----------
Electronics (0.30%)
  Motorola, Inc.,
   Deb 11-15-28 .................................................    6.500       AA-         495         500,445
                                                                                                     -----------
Energy (0.90%)
  CalEnergy Co., Inc.,
   Sr Bond 09-15-28 .............................................    8.480       BB+         765         850,604
   Sr Note 09-15-06 .............................................    9.500       BB+         435         483,998
  P & L Coal Holdings Corp.,
   Sr Sub Note Ser B 05-15-08 ...................................    9.625       B           180         183,150
                                                                                                     -----------
                                                                                                       1,517,752
                                                                                                     -----------
Fertilizers (0.36%)
  IMC Global, Inc.,
   Deb 11-01-02 .................................................    7.400       BBB         605         612,562
                                                                                                     -----------
Finance (3.31%)
  Associates Corp. of North America,
   Sr Note 11-01-08 .............................................    6.250       AA-         195         202,509
  CIT Group Holdings, Inc.,
   Note 10-15-01 ................................................    5.500       A+          600         601,626
  Constitution Capital Trust I,
   Gtd Cap Security 04-15-27 (R) ................................    9.150       BBB         400         517,780
  DR Investments,
   Sr Note (United Kingdom) 05-15-07 (R) (Y) ....................    7.450       A           450         490,820

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                          PAR VALUE
                                                                   INTEREST    CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                  RATE      RATING*     OMITTED)      VALUE
-------------------                                                --------    ------     ---------     ------
Finance (continued)
  Finova Capital Corp.,
   Note 11-01-02 ................................................    6.250%      A-         $450        $455,625
  Ford Motor Credit Co.,
   Note 04-28-03 ................................................    6.125       A           605         617,880
  General Motors Acceptance Corp.,
   Note 12-01-01 ................................................    6.375       A           600         614,640
  Household Finance Corp.,
   Note 11-01-02 ................................................    5.875       A           750         751,800
  Marlin Water Trust & Marlin Water Capital Corp.,
   Sr Sec Note 12-15-01 (R) .....................................    7.090       BBB         600         601,800
  Merrill Lynch Mortgage Investors, Inc.,
   Sub Bond Ser 1992-B Class B 04-15-12 .........................    8.500       Aaa         305         309,457
  Yanacocha Receivables Master Trust,
   Pass Thru Cert Ser 1997-A (Peru) 06-15-04 (R) (Y) ............    8.400       BBB-        456         452,481
                                                                                                     -----------
                                                                                                       5,616,418
                                                                                                     -----------
Food (0.11%)
  Agrilink Foods, Inc.,
   Sr Sub Note 11-01-08 (R) .....................................   11.875       B           175         178,500
                                                                                                     -----------
Government - Foreign (1.29%)
  Nova Scotia, Province of,
   Deb (Canada) 04-01-22 (Y) ....................................    8.750       A-          750         983,078
  Ontario, Province of,
   Bond (Canada) 06-04-02 (Y) ...................................    7.750       AA-         500         539,005
  Saskatchewan, Province of,
   Bond (Canada) 12-15-20 (Y) ...................................    9.375       A           480         662,472
                                                                                                     -----------
                                                                                                       2,184,555
                                                                                                     -----------
Government - U.S. (18.47%)
  United States Treasury,
   Bond 08-15-17 ................................................    8.875       Aaa       5,886       8,290,961
   Bond 05-15-18 ................................................    9.125       Aaa       3,250       4,701,320
   Bond 02-15-23 ................................................    7.125       Aaa       6,871       8,467,408
   Note 05-15-01 ................................................    8.000       Aaa         840         902,084
   Note 05-15-02 ................................................    7.500       Aaa       1,419       1,540,722
   Note 08-15-03 ................................................    5.750       Aaa         663         692,318
   Note 02-15-05 ................................................    7.500       Aaa       2,349       2,689,605
   Note 07-15-06 ................................................    7.000       Aaa       3,537       4,027,193
                                                                                                     -----------
                                                                                                      31,311,611
                                                                                                     -----------
Government - U.S. Agencies (11.99%)
  Federal Home Loan Mortgage Corp.,
   20 Yr Pass Thru Ctf 01-01-16 .................................   11.250       AAA         320         354,148
  Federal National Mortgage Assn.,
   15 Yr SF Pass Thru Ctf 01-25-05 ..............................    8.000       AAA       1,000       1,018,120
   15 Yr SF Pass Thru Ctf 02-01-08 ..............................    7.500       AAA         288         295,676
   15 Yr SF Pass Thru Ctf 09-01-10 ..............................    7.000       AAA         664         678,252

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                          PAR VALUE
                                                                   INTEREST    CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                  RATE      RATING*     OMITTED)      VALUE
-------------------                                                --------    ------     ---------     ------
Government - U.S. Agencies (continued)
  Federal National Mortgage Assn. (continued),
   15 Yr SF Pass Thru Ctf 10-01-12 ..............................    7.000%      AAA        $167        $170,578
   15 Yr SF Pass Thru Ctf 12-01-12 ..............................    6.500       AAA       1,221       1,238,288
   30 Yr Pass Thru Ctf 03-01-27 .................................    6.500       AAA       1,700       1,720,796
   30 Yr Pass Thru Ctf 11-01-28 .................................    6.500       AAA         285         286,642
   30 Yr SF Pass Thru Ctf 10-01-23 ..............................    7.000       AAA         598         610,413
   Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22 .................    6.940       AAA         358         379,223
  Government National Mortgage Assn.,
   30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25 ..................    9.500       AAA         557         597,034
   30 Yr SF Pass Thru Ctf 11-15-20 ..............................   10.000       AAA         154         167,553
   30 Yr SF Pass Thru Ctf 04-15-21 ..............................    9.000       AAA         315         338,261
   30 Yr SF Pass Thru Ctf 01-15-27 to 08-15-27 ..................    8.000       AAA         242         251,829
   30 Yr SF Pass Thru Ctf 03-15-24 to 08-15-26 ..................    7.500       AAA       2,973       3,065,595
   30 Yr SF Pass Thru Ctf 01-15-26 to 11-15-28 ..................    7.000       AAA       3,851       3,940,022
   30 Yr SF Pass Thru Ctf 07-15-28 to 12-15-28 ..................    6.500       AAA       2,469       2,493,177
  Tennessee Valley Authority,
   Power Bonds 1989 Ser G 11-15-29 ..............................    8.625       AAA       2,500       2,718,925
                                                                                                     -----------
                                                                                                      20,324,532
                                                                                                     -----------
Household (0.25%)
  WestPoint Stevens, Inc.,
   Sr Note 06-15-05 .............................................    7.875       BB          410         416,150
                                                                                                     -----------
Insurance (4.73%)
  Conseco, Inc.,
   Note 06-15-05 ................................................    6.800       BBB         485         453,184
  Equitable Life Assurance Society of the United States,
   Surplus Note 12-01-05 (R) ....................................    6.950       A           550         583,060
  Fairfax Financial Holdings, Ltd.,
   Note (Canada) 04-15-26 (Y) ...................................    8.300       BBB+        670         700,304
  Liberty Mutual Insurance Co.,
   Surplus Note 05-04-07 (R) ....................................    8.200       A+        1,050       1,203,279
   Surplus Note 10-15-26 (R) ....................................    7.875       A+          415         456,836
  Massachusetts Mutual Life Insurance Co.,
   Surplus Note 11-15-23 (R) ....................................    7.625       AA        1,100       1,245,750
  NAC Re Corp.,
   Note 06-15-99 ................................................    8.000       A-          355         358,671
  New York Life Insurance Co.,
   Surplus Note 12-15-23 (R) ....................................    7.500       AA-       1,500       1,593,315
  Sun Canada Financial Co.,
   Gtd Sub Note 12-15-07 (R) ....................................    6.625       AA          725         755,813
  URC Holdings Corp.,
   Sr Note 06-30-06 (R) .........................................    7.875       A-          615         668,517
                                                                                                     -----------
                                                                                                       8,018,729
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                          PAR VALUE
                                                                   INTEREST    CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                  RATE      RATING*     OMITTED)      VALUE
-------------------                                                --------    ------     ---------     ------
Leisure (2.17%)
  Circus Circus Enterprises, Inc.,
   Deb 11-15-36 .................................................    7.000%      BBB-       $220        $200,972
   Sr Sub Note 12-01-05..........................................    9.250       BB+         135         137,700
  Harrah's Operating Co., Inc.,
   Sr Sub Note 12-15-05 .........................................    7.875       BB+         240         241,200
  HMH Properties, Inc.,
   Sr Note Ser A 08-01-05 .......................................    7.875       BB          495         483,862
   Sr Note Ser C 12-01-08........................................    8.450       BB          320         320,000
  Mohegan Tribal Gaming Authority,
   Sr Sec Note Ser B 11-15-02 ...................................   13.500       BB+         150         180,750
  SFX Entertainment, Inc.,
   Sr Sub Notes 12-01-08 (R) ....................................    9.125       B-          490         487,550
  Showboat Marina Casino Partnership/Finance Corp.,
   1st Mtg Note Ser B 03-15-03 ..................................   13.500       BB-         500         565,000
  Sun International Hotels Ltd.,
   Gtd Sr Sub Note (Bahamas) 03-15-07 ...........................    9.000       B+          225         234,000
   Gtd Sr Sub Note (Bahamas) 12-15-07 (Y)........................    8.625       B+          250         256,250
  Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
   Sr Note 06-15-05 .............................................   15.500       B-          550         572,000
                                                                                                     -----------
                                                                                                       3,679,284
                                                                                                     -----------
Manufacturing (0.13%)
  Globe Manufacturing Corp.,
   Sr Sub Note 08-01-08 (R) .....................................   10.000       B-          245         221,725
                                                                                                     -----------
Media (6.02%)
  Adelphia Communications Corp.,
   Sr Note Ser B 10-01-02 .......................................    9.250       B+          525         553,875
   Sr Note Ser B 07-15-03 .......................................    8.125       B           252         257,670
  Century Communications Corp.,
   Sr Note 08-15-00 .............................................    9.500       BB-         275         288,062
  Continental Cablevision, Inc.,
   Sr Note 05-15-06 .............................................    8.300       BBB         415         460,488
   Sr Sub Deb 06-01-07 ..........................................   11.000       BBB-      1,210       1,299,661
  CSC Holdings, Inc.,
   Sr Note 07-15-08 .............................................    7.250       BB+         475         481,507
  Garden State Newspapers, Inc.,
   Sr Sub Note Ser B 10-01-09 ...................................    8.750       B+          265         265,000
  Le Groupe Videotron Ltee,
   Sr Note (Canada) 02-15-05 (Y) ................................   10.625       BBB-        820         887,863
  News America Holdings, Inc.,
   Gtd Sr Deb 08-10-18 ..........................................    8.250       BBB-        527         597,091
  Rogers Cablesystems Ltd.,
   Sr Note Ser B (Canada) 03-15-05 (Y) ..........................   10.000       BB+         800         896,000
   Sr Sec 2nd Priority Note (Canada) 08-01-02 (Y) ...............    9.625       BB+         290         311,750
  SFX Broadcasting, Inc.,
   Sr Sub Note Ser B 05-15-06 ...................................   10.750       B-          310         344,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                          PAR VALUE
                                                                   INTEREST    CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                  RATE      RATING*     OMITTED)      VALUE
-------------------                                                --------    ------     ---------     ------
Media (continued)
  Sprint Capital Corp.,
   Note 11-15-28 ................................................    6.875%      A-         $490        $507,101
  Time Warner, Inc.,
   Deb 01-15-13 .................................................    9.125       BBB         520         658,299
   Note 06-15-05 ................................................    7.750       BBB         325         359,463
  TKR Cable I, Inc.,
   Sr Deb 10-30-07 ..............................................   10.500       BBB-      1,875       2,044,031
                                                                                                     -----------
                                                                                                      10,211,961
                                                                                                     -----------
Medical (1.67%)
  Dynacare, Inc.,
   Sr Note (Canada) 01-15-06 (Y) ................................   10.750       B+          260         258,700
  Fresenius Medical Care Capital Trust II,
   Gtd Trust Preferred Security 02-01-08 ........................    7.875       B+          390         386,100
  Genesis Health Ventures, Inc.,
   Sr Sub Note 01-15-09 (R) .....................................    9.875       B-          220         212,300
  Integrated Health Services, Inc.,
   Sr Sub Deb 01-01-01 ..........................................    5.750       B-          385         338,800
   Sr Sub Note 01-15-08 .........................................    9.250       B-          208         195,520
  Quest Diagnostics, Inc.,
   Sr Sub Note 12-15-06 .........................................   10.750       B+          340         377,400
  Sola International, Inc.,
   Note 03-15-08 ................................................    6.875       BBB-        410         387,954
  Tenet Healthcare Corp.,
   Sr Note 12-01-03 .............................................    8.625       BB+         315         329,963
   Sr Sub Note 01-15-07 .........................................    8.625       BB-         160         167,200
  Watson Pharmaceuticals, Inc.,
   Sr Note 05-15-08 .............................................    7.125       BBB-        180         179,775
                                                                                                     -----------
                                                                                                       2,833,712
                                                                                                     -----------
Metal (0.16%)
  Golden Northwest Aluminum, Inc.,
   1st Mtg Note 12-15-06 (R) ....................................   12.000       BB-         270         273,375
                                                                                                     -----------
Mortgage Banking (3.69%)
  ContiMortgage Home Equity Loan Trust,
   Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25 ..................    8.100       AAA         480         503,550
  Countywide Home Loans, Inc.,
   Mortgage Pass Thru Ctf Ser 1997-7 Cl A8 12-25-27 .............    7.250       Aaa         910         927,306
  Credit Suisse First Boston Mortgage Securities Corp.,
   Commercial Mtg Pass Thru Ctf Ser 1998-C1 Class A
    1A 12-17-07 .................................................    6.260       AAA         624         636,225
  Deutsche Mortgage & Asset Receiving Corp.,
   Commercial Mtg Pass-Through Ctf Ser 1998-C1 Class C
    03-15-08 ....................................................    6.861       A2          400         395,875
  FirstPlus Home Loan Trust,
   Pass Thru Ctf Ser 1998-4 Class A-5 01-01-01 ..................    6.380       AAA         700         690,375
  GMAC Commercial Mortgage Securities, Inc.,
   Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07 .................    6.566       Aaa         680         704,650

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                          PAR VALUE
                                                                   INTEREST    CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                  RATE      RATING*     OMITTED)      VALUE
-------------------                                                --------    ------     ---------     ------
Mortgage Banking (continued)
  IMC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1996-1 Class A-5 12-25-13 ..................    6.290%      AAA        $720        $719,888
  Nomura Asset Securities Corp.,
   Pass Thru Ctf Ser 1998-D6 Class A-1A 03-17-28 ................    6.280       AAA         470         472,390
  Salomon Brothers Mortgage Securities VII, Inc.,
   Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24 ...........    6.750       Aaa         437         441,632
  UCFC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25 ..................    7.180       AAA         730         760,341
                                                                                                     -----------
                                                                                                       6,252,232
                                                                                                     -----------
Municipals (0.92%)
  Atlanta, City of,
   GO Ref Ser 1998 12-01-20 .....................................    5.000       AAA         280         277,780
  Harris County-Houston Sports Auth,
   Sr Lien Special Rev Ser 1998A 11-15-28 .......................    5.000       AAA         285         278,499
  Massachusetts Water Resource Authority,
   Gen Rev Ref Ser 1997D 08-01-24 ...............................    5.000       AAA         325         319,459
  New York City Municipal Water Finance Auth,
   Wtr & Swr Sys Rev Ref Ser 1997A 06-15-21 .....................    5.125       AAA         200         200,068
  San Jose Redevelopment Agency,
   Tax Alloc Merged Area Redevel Proj 08-01-26 ..................    5.000       AAA         495         491,317
                                                                                                     -----------
                                                                                                       1,567,123
                                                                                                     -----------
Oil & Gas (0.97%)
  Camuzzi Gas Pampeana S.A.,
   Bond (Argentina) 12-15-01 (Y) ................................    9.250       BBB-        390         374,400
  Occidental Petroleum Corp.,
   Sr Note 11-15-08 .............................................    7.375       BBB         325         330,850
  Petroleos Mexicanos,
   Gtd Sr Note (Mexico) 12-02-08 (R) (Y) ........................    9.375       BB          200         197,000
  Petroleum Geo-Services,
   Sr Note (Norway) 03-30-08 (Y) ................................    6.625       BBB         455         444,176
  R&B Falcon Corp.,
   Sr Note 12-15-08 (R) .........................................    9.500       BB+         290         289,637
                                                                                                     -----------
                                                                                                       1,636,063
                                                                                                     -----------
Paper & Paper Products (0.71%)
  Fort James Corp.,
   Sr Note 09-15-02 .............................................    6.500       BBB-        455         461,739
  S.D. Warren Co.,
   Sr Sub Note Ser B 12-15-04 ...................................   12.000       B+          685         743,225
                                                                                                     -----------
                                                                                                       1,204,964
                                                                                                     -----------
Real Estate Operations (0.18%)
  Security Capital Group, Inc.,
   Med Term Note Ser A 11-15-03 .................................    7.750       BBB         310         309,969
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                          PAR VALUE
                                                                   INTEREST    CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                  RATE      RATING*     OMITTED)      VALUE
-------------------                                                --------    ------     ---------     ------
Real Estate Investment Trusts (0.71%)
  American Health Properties, Inc.,
   Note 01-15-07 ................................................    7.500%      BBB-       $390        $366,600
  Liberty Property L.P.,
   Med Term Note 06-05-02 .......................................    6.600       BBB-        340         328,100
  TriNet Corporate Realty Trust, Inc.,
   Note 05-15-01 ................................................    7.300       BBB-        500         502,295
                                                                                                     -----------
                                                                                                       1,196,995
                                                                                                     -----------
Retail (1.34%)
  Great Atlantic & Pacific Tea Co., Inc. (The),
   Note 04-15-07 ................................................    7.750       BBB-        505         507,762
  Kroger Co. (The),
   Sr Note 07-15-06 .............................................    8.150       BBB-        260         290,503
  May Department Stores Co. (The),
   Deb 06-15-18 .................................................   10.750       A           126         133,216
  Meyer (Fred), Inc.,
   Note 03-01-08 ................................................    7.450       BB+         525         566,464
  Safeway, Inc.,
   Deb 01-15-09 .................................................   13.500       BBB         474         505,165
   Note 11-15-01 ................................................    5.875       BBB         270         270,311
                                                                                                     -----------
                                                                                                       2,273,421
                                                                                                     -----------
Steel (0.06%)
  Bayou Steel Corp.,
   1st Mtg Note 05-15-08 ........................................    9.500       B           105          98,700
                                                                                                     -----------
Telecommunications (3.41%)
  AXIA, Inc.,
   Sr Sub Note 07-15-08 .........................................   10.750       B-          183         185,288
  Call-Net Enterprises, Inc.,
   Sr Note (Canada) 08-15-08 (Y) ................................    8.000       BB-         290         276,950
  Global Crossing Holdings Ltd.,
   Sr Note 05-15-08 .............................................    9.625       B           315         333,900
  GTE North, Inc.,
   Deb Ser H 11-15-08 ...........................................    5.650       AA-         300         303,300
  Hermes Europe Railtel BV,
   Sr Note (Belgium) 01-15-09 (R) (Y) ++ ........................   10.375       B           220         224,400
  Intermedia Communications, Inc.,
   Sr Note Ser B 01-15-08 .......................................    8.500       B            60          57,000
   Sr Note Ser B 06-01-08 .......................................    8.600       B           205         195,775
  IXC Communications, Inc.,
   Sr Sub Note 04-15-08 .........................................    9.000       CCC+        280         282,100
  McLeodUSA, Inc.,
   Sr Note 11-01-08 (R) .........................................    9.500       B+          335         355,100
  Metromedia Fiber Network, Inc.,
   Sr Note 11-15-08 (R) .........................................   10.000       B           360         370,800
  MetroNet Communications Corp.,
   Sr Note (Canada) 08-15-07 (Y) ................................   12.000       B           260         288,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                          PAR VALUE
                                                                   INTEREST    CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                  RATE      RATING*     OMITTED)      VALUE
-------------------                                                --------    ------     ---------     ------
Telecommunications (continued)
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon (9.75%, 02-15-99) 08-15-04 .........     Zero       CCC+       $615        $596,550
  NEXTLINK Communications, Inc.,
   Sr Note 11-15-08 (R) .........................................   10.750%      B           335         343,375
  NTL, Inc.,
   Sr Note 10-01-08 (R) .........................................   11.500       B-          535         593,850
  Qwest Communications International, Inc.,
   Sr Note 11-01-08 (R) .........................................    7.250       BB+         200         204,500
  WorldCom, Inc.,
   Note 08-15-01 ................................................    6.125       BBB+        685         695,946
  Worldwide Fiber, Inc.,
   Sr Note (Canada) 12-15-05 (R) (Y) ............................   12.500       B-          465         467,325
                                                                                                     -----------
                                                                                                       5,774,759
                                                                                                     -----------
Textile (0.51%)
  Tropical Sportswear International Corp.,
   Sr Sub Note Ser A 06-15-08 ...................................   11.000       B-          330         347,325
  Unifi, Inc.,
   Note Ser B 02-01-08 ..........................................    6.500       A-          525         520,013
                                                                                                     -----------
                                                                                                         867,338
                                                                                                     -----------
Tobacco (0.48%)
  RJR Nabisco, Inc.,
   Note 12-01-02 ................................................    8.625       BBB-        445         452,102
   Note 09-15-03 ................................................    7.625       BBB-        365         355,685
                                                                                                     -----------
                                                                                                         807,787
                                                                                                     -----------
Transportation (5.98%)
  America West Airlines,
   Pass Thru Ctf Ser B 01-02-08 .................................    6.930       A-          470         466,478
  Continental Airlines,
   Pass Thru Ctf Ser 96-C 10-15-13 ..............................    9.500       BBB+        477         529,868
  Continental Airlines, Inc.,
   Sr Note 12-15-05 .............................................    8.000       BB-         430         430,000
  Delta Air Lines, Inc.,
   Equip Tr Ctf Ser A 06-01-08 ..................................   10.000       BBB       2,000       2,439,080
  Fine Air Services, Inc.,
   Sr Note 06-01-08 .............................................    9.875       B           425         382,500
  Humpuss Funding Corp.,
   Gtd Note (Indonesia) 12-15-09 (R) (Y) ........................    7.720       B3          478         318,423
  Northwest Airlines, Inc.,
   Note 03-15-04 ................................................    8.375       BB          505         494,400
  Northwest Airlines 1996-1 Pass Through Trusts,
   Pass Thru Ctf Ser 1996-1C 01-02-05 ...........................   10.150       BBB-        294         305,296
   Pass Thru Ctf Ser 1996-1D 01-02-15 ...........................    8.970       BBB-        389         419,349
  NWA Trust,
   Sr Note Ser A 12-21-12 .......................................    9.250       AA          556         676,034

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                          PAR VALUE
                                                                   INTEREST    CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                  RATE      RATING*     OMITTED)      VALUE
-------------------                                                --------    ------     ---------     ------
Transportation (continued)
  Primark Corp.,
   Sr Sub Note 12-15-08 (R) .....................................    9.250%      B+         $350        $351,750
  Railcar Trust No. 1992-1,
   Pass Thru Ser 1992-1 Class A 06-01-04 ........................    7.750       AAA       1,286       1,356,140
  Scandinavian Airlines System,
   Deb (Sweden) 07-20-99 (Y) ....................................    9.125       A3          700         713,125
  U.S. Airways, Inc.,
   Pass Thru Ctf Ser 1990-A1 03-19-05 ...........................   11.200       BB          885         961,420
  Wisconsin Central Transportation Corp.,
   Note 04-15-08 ................................................    6.625       BBB-        280         284,200
                                                                                                     -----------
                                                                                                      10,128,063
                                                                                                     -----------
Utilities (11.42%)
  AES Corp.,
   Sr Sub Note 07-15-06 .........................................   10.250       B+          670         723,600
   Sr Sub Note 08-15-07 .........................................    8.375       B+          390         393,900
  Avon Energy Partners Holdings,
   Note (United Kingdom) 03-04-08 (R) (Y) .......................    6.460       A-          305         309,392
  Beaver Valley Funding Corp.,
   Sec Lease Oblig Bond 06-01-17 ................................    9.000       BB-         565         635,625
  British Telecom Finance, Inc.,
   Gtd Deb (United Kingdom) 02-15-19 (Y) ........................    9.625       AAA       1,075       1,130,696
  BVPS II Funding Corp.,
   Collateralized Lease Bond 06-01-17 ...........................    8.890       BB-         700         801,500
  Calpine Corp.,
   Sr Note 05-15-06 .............................................   10.500       BB-         465         502,200
  CE Casecnan Water & Energy Co., Inc.,
   Sr Note Ser A (Philippine Islands) 11-15-05 (Y) ..............   11.450       BB+         400         352,000
  Cleveland Electric Illuminating Co.,
   1st Mtg Ser B 05-15-05 .......................................    9.500       BB+       1,150       1,259,250
  Connecticut Light & Power Co.,
   1st Ref Mtg Ser C 06-01-02 ...................................    7.750       BB+         210         217,837
   Note 06-05-03 (R) ............................................    8.590       NR          265         273,944
  EIP Funding-PNM,
   Sec Fac Bond 10-01-12 ........................................   10.250       Ba2         702         855,373
  Fitchburg Holding Corp.,
   Sec Note 01-31-03 (r) ........................................   15.750       BBB       1,612       1,696,146
  GTE Corp.,
   Deb 11-01-20 .................................................   10.250       A         1,500       1,686,315
  Hydro-Quebec,
   Gtd Bond (Canada) 02-01-21 (Y) ...............................    9.400       A+          515         701,209
   Gtd Bond (Canada) 01-15-22 (Y) ...............................    8.400       A+          330         410,507
   Gtd Deb (Canada) 02-01-03 (Y) ................................    7.375       A+          750         798,510
  Iberdrola International B.V.,
   Note (Spain) 10-01-02 (Y) ....................................    7.500       AA-       1,000       1,066,840
  Long Island Lighting Co.,
   Deb 03-15-23 .................................................    8.200       A-          615         682,650

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                          PAR VALUE
                                                                   INTEREST    CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                  RATE      RATING*     OMITTED)      VALUE
-------------------                                                --------    ------     ---------     ------
Utilities (continued)
  Midland Cogeneration Venture L.P.,
   Sec Deb Ser C-91 07-23-02 ....................................   10.330%      BB-        $862        $913,833
  Midland Funding Corp. II,
   Deb Ser A 07-23-05 ...........................................   11.750       B           300         349,500
   Deb Ser B 07-23-06 ...........................................   13.250       B           225         288,232
  Monterrey Power S.A. de C.V.,
   Sr Sec Bond (Mexico) 11-15-09 (R) (Y) ........................    9.625       BB          145         111,650
  Niagara Mohawk Power Corp.,
   Sr Note Ser G 10-01-08 .......................................    7.750       BB+         295         315,650
  North Atlantic Energy Corp.,
   1st Mtg Bond 06-01-02 ........................................    9.050       B+          545         566,250
  Northeast Utilities,
   Note Ser A 12-01-06 ..........................................    8.580       B+          110         117,045
  Puget Sound Energy Capital Trust I,
   Gtd Cap Security Ser B 06-01-27 ..............................    8.231       Baa2        355         377,006
  System Energy Resources, Inc.,
   1st Mtg 08-01-01 .............................................    7.710       BBB-        590         614,987
  U.S. West Capital Funding, Inc.,
   Co Gtd 07-15-28 ..............................................    6.875       A-          495         528,625
  Waterford 3 Funding Corp.,
   Sec Lease Obligation Bond 01-02-17 ...........................    8.090       BBB-        635         688,435
                                                                                                     -----------
                                                                                                      19,368,707
                                                                                                     -----------
                          TOTAL PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITY
                                                                (Cost $155,060,936)       (96.14%)   162,957,895
                                                                                          -------    -----------

                                                                                         NUMBER OF
                                                                                         SHARES OR
                                                                                         WARRANTS
                                                                                        -----------
PREFERRED STOCKS AND WARRANTS
  CSC Holdings, Inc., 11.125%, Ser M, Preferred Stock...............                       6,951         775,047
  Global Crossing Ltd., 10.50%, Payment-in-Kind, Preferred Stock (R)                       4,500         436,500
  MetroNet Communications Corp., Warrant (Canada) (R) (Y)...........                         510          26,265
                                                                                                     -----------
                                                                                                       1,237,812
                                                                                                     -----------
                                                TOTAL PREFERRED STOCKS AND WARRANTS
                                                                  (Cost $1,254,779)        (0.73%)     1,237,812
                                                                                          -------    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                                  PAR VALUE
                                                                                   INTEREST         (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE          OMITTED)      VALUE
-------------------                                                                --------       ---------     ------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.48%)
  Investment in a joint repurchase agreement transaction with
   SBC Warburg, Inc. - Dated 12-31-98, due 01-04-99
   (Secured by U.S. Treasury Bonds, 6.250% thru 9.125%
   due 05-15-18 thru 08-15-23) - Note A.....................................         4.750%          $802         $802,000
                                                                                                              ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.00%.......................................................                                           854
                                                                                                              ------------
                                                               TOTAL SHORT-TERM INVESTMENTS         (0.48%)        802,854
                                                                                                  --------    ------------
                                                                          TOTAL INVESTMENTS        (97.35%)    164,998,561
                                                                                                  --------    ------------
                                                          OTHER ASSETS AND LIABILITIES, NET         (2.65%)      4,496,914
                                                                                                  --------    ------------
                                                                           TOTAL NET ASSETS       (100.00%)   $169,495,475
                                                                                                  ========    ============

(r) Direct placement security is restricted as to resale. The security has been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to the restricted security. Additional information on the security is as follows:

                                                                                                   MARKET        MARKET
                                                                                                 VALUE AS A       VALUE
                                                                                                 PERCENTAGE       AS OF
                                                                     ACQUISITION   ACQUISITION    OF FUND'S    DECEMBER 31,
   ISSUER, DESCRIPTION                                                   DATE         COST       NET ASSETS       1998
   -------------------                                               -----------   -----------   ----------   -------------
   Fitchburg Holding Corp., Sec. Note, 15.75%, 01-31-03.............  02-10-81      $1,629,778      1.00%      $1,696,146

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $21,852,125 or 12.89% of net assets as of December 31, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

++ This security having an aggregate value of $224,400 or 0.13% of the Fund's net assets, has been purchased as a forward commitment; that is, the Fund has agreed on trade date to take delivery of and make payment for such security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security are fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $225,374 of United States Treasury Bond, 8.875%, 08-15-17, has been segregated to cover the forward commitment.

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

NR = Not rated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Investors Trust

NOTE A -
ACCOUNTING POLICIES

John Hancock Investors Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

   Effective June 1,1998, the Fund determines the net asset value of the shares each business day at the close of regular trading.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $279,478 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: December 31, 2003 -- $275,104 and December 31, 2004 -- $4,374. Additionally, net capital losses of $70,621 attributable to security transactions incurred after October 31, 1998 are treated as rising on the first day (January 1, 1999) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

   The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Investors Trust

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

   At December 31, 1998, open positions in financial futures contracts were as follows:

                                                            UNREALIZED
EXPIRATION       OPEN CONTRACT            POSITION         APPRECIATION
----------       -------------            --------         ------------
MAR 99           1 U.S. TREASURY NOTE       LONG              $156
                                                              ====

   At December 31, 1998, the Fund has deposited in a segregated account $30,000 par value of U.S. Treasury Bond, 7.125% due 02-15-23, to cover margin requirements on open financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

   The Fund may use options contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over the counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the year ended December 31, 1998.

NOTE B -
MANAGEMENT FEE AND
ADMINISTRATIVE SERVICES

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

   In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was estimated to be at an annual rate of less than 0.02% of the average net assets of each Fund.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Investors Trust

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1998, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,176.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1998, aggregated $142,744,580 and $138,090,176, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $248,584,138 and $253,598,223, respectively.

   The cost of investments owned at December 31, 1998 (excluding the corporate savings account) for federal income tax purposes was $157,546,336. Gross unrealized appreciation and depreciation of investments at December 31, 1998 aggregated $8,877,219 and $1,425,848, respectively, resulting in net unrealized appreciation of $7,451,371.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $418, an increase in undistributed net investment income of $104 and a decrease in capital paid-in of $522. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

======================================NOTES=====================================

                      John Hancock Funds - Investors Trust

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investors Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock Investors Trust (the "Fund"), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Investors Trust at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                          /s/ Ernst & Young, LLP

Boston, Massachusetts
February 8, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended December 31, 1998.

   1.11% of the distributions qualify for the dividends received deduction available to corporations.

   Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January of 1999. This will reflect the tax character of all distributions for calendar year 1998.

================================================================================

                      John Hancock Funds - Investors Trust

DIVIDENDS AND DISTRIBUTIONS

During 1998, dividends from net investment income totaling $1.5150 per share were paid to shareholders. The dates of payment and the amounts per share are as follows:
                                               INCOME
PAYMENT DATE                                  DIVIDEND
------------                                  --------
March 31, 1998                                $0.3975
June 30, 1998                                  0.3800
September 30, 1998                             0.3775
December 31, 1998                              0.3600

INVESTMENT OBJECTIVE AND POLICY

John Hancock Investors Trust is a closed-end diversified management investment company, shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the New York Stock Exchange. Its primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund's assets may be invested in restricted securities acquired through direct placement. The Fund may issue a single class of senior securities not to exceed 33 1/3% of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. Substantially all of the Fund's net investment income per year will be distributed to shareholders in quarterly payments. Net realized short-term capital gains, if any, will be distributed annually; however, net realized long-term capital gains may be retained and reinvested. All distributions are paid in cash unless the shareholder elects to participate in the automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

   The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Investors Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

   Any shareholder of record of John Hancock Investors Trust ("Investors") may elect to participate in the automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Investors' Common Shares in lieu of all or a portion of the cash dividends.

   Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank, or nominee to participate in the Plan.

   Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

================================================================================

                      John Hancock Funds - Investors Trust

   The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Investors will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Investors' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Investors. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

   The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

   The reinvestment of dividends does not in any way relieve participating shareholders of any Federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your Federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

   All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Investors Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

   If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance

======================================NOTES=====================================

                      John Hancock Funds - Investors Trust

                                                            -------------------
[LOGO] JOHN HANCOCK FUNDS                                        Bulk Rate
       A Global Investment Management Firm                     U.S. Postage
                                                                   PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603          S. Hackensack, NJ
       1-800-843-0090                                         Permit No. 750
       INTERNET: www.jhancock.com/funds                     -------------------







[RECYCLE LOGO] Printed on Recycled Paper                             P500A 12/98
                                                                            2/99